[MFS LOGO]
INVESTMENT MANAGEMENT


WE INVENTED THE MUTUAL FUND[SERVICE TRADEMARK]

ANNUAL REPORT
FOR YEAR ENDED
AUGUST 31, 1996


MFS[REGISTERED TRADEMARK] WORLD ASSET ALLOCATION FUND[SERVICE TRADEMARK]


[GRAPHIC OMITTED: AIRPLANE]

TABLE OF CONTENTS

Letter from the Chairman..............................................     1
U.S. Stock Market.....................................................     3
International Stock Markets...........................................     3
U.S. Government Bond Market...........................................     4
International Bond Markets............................................     5
Fund Managers' Profiles...............................................     6
Performance Summary...................................................     7
Portfolio of Investments..............................................    10
Financial Statements..................................................    18
Notes to Financial Statements.........................................    23
Independent Auditors' Report..........................................    33
It's Easy to Contact Us...............................................    34
A Word About MFS Products and Services................................    35
The MFS Family of Funds[Registered Trademark].........................    36
Trustees and Officers.................................................    37


-------------------------------------------------------------------------------
HIGHLIGHTS

   * CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN OF 14.23%, CLASS B SHARES 13.58%, AND CLASS C SHARES 13.62% FOR THE 12 MONTHS ENDED AUGUST 31, 1996. ALL OF THESE RETURNS ARE AT NET ASSET VALUE.

   * BOND AND STOCK MARKETS AROUND THE WORLD POSTED GAINS OVER THE PAST YEAR DESPITE VERY DISSIMILAR ECONOMIC CONDITIONS IN KEY REGIONS. JAPAN BEGAN TO EMERGE FROM ECONOMIC RECESSION, EUROPE REMAINED MIRED IN RECESSION-LIKE CONDITIONS, AND THE UNITED STATES CONTINUED ON ITS PATH OF GRADUAL EXPANSION.

   * THE FUND HAS FOLLOWED A DISTINCT POLICY OF FAVORING MARKETS OUTSIDE THE UNITED STATES, WITH MOST OF OUR RECENT PURCHASES AND ADDITIONS IN COMPANIES WHICH WE BELIEVE WILL SHOW STEADY EARNINGS GROWTH REGARDLESS OF THE STATE OF THE GLOBAL ECONOMY.

   * IN CONTRAST TO THE ROBUST GROWTH AND FEARS OF INFLATION IN THE UNITED STATES, THE RALLY IN THE MAJOR FOREIGN MARKETS HAS BEEN SUSTAINED BY SLOWER GROWTH, BENIGN INFLATION, FISCAL AUSTERITY PROGRAMS, AND EASING MONETARY POLICY.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN


                           Dear Shareholders:

   [Photo of A.            In an environment of ever-changing market conditions
   Keith Brokin]           and changes among relative value rankings in
                           different asset types, Class A shares of the Fund provided a total return of 14.23%, Class B shares
                           13.58%, and Class C shares 13.62% for the 12 months ended August 31, 1996. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to the one-year returns for the following unmanaged indices: 18.72% for the Standard & Poor's 500 Composite Index, a popular index of common stock performance; 8.19% for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an index of international stocks; 4.11% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, government agency, corporate bond, and mortgage-backed securities; and 8.67% for the J.P. Morgan Non-Dollar Government Bond Index, an international bond index. We believe the Fund's relative favorable performance has been achieved with less risk (lower volatility) than would have been achieved by investing exclusively in any one class and stems from the combined effect of deliberate changes in asset mix and issue selection, as well as from a bias toward the U.S. dollar compared to local foreign currencies.
     During the past 12 months, bond and stock markets around the world posted gains despite very dissimilar economic conditions in key regions. Japan began to emerge from economic recession, Europe remained mired in recession-like conditions, and the United States continued on its path of gradual expansion. During this period, the Fund followed a distinct policy of favoring markets (both bond and stock) outside the United States. Within that basic stance, we made several changes in asset mix which could be described as both tactical (shorter term) and strategic (longer term). A key example of these changes was a selling off of U.S. bonds which anticipated the downturn in U.S. fixed-income markets during 1996's first quarter. In the equity markets, we likewise changed the Fund's positions among asset classes. For example, when U.S. small-company stocks went into a corrective phase in June and July, we were extremely underweighted in U.S. stocks (only 15% of the portfolio). We have recently begun to add to this position in anticipation of a price recovery. During the past 12 months, we have also held positions in high-yield corporate bonds and in emerging market bonds

(mostly Brady bonds). At present, however, both the high-yield corporate and Brady bond positions have been reduced to zero after achieving gains.
     Some of the Fund's key investments represent consistently held positions for us and have not involved major changes. These would include stock holdings in Asia, notably in Malaysia and Hong Kong. Other consistent areas of interest have been the United Kingdom and Sweden, particularly in the latter's pharmaceutical industry.
     We continue to manage this Fund not as a market-timing vehicle or a balanced fund, but rather as the expression of the best relative value choices available to MFS experts that can be reasonably researched and managed. The reports of the managers of each portfolio who have helped the Fund achieve good performance over the past year may be found on the following pages.
     We appreciate your support and welcome any questions or comments you may have.

Respectfully,



/s/ A. Keith Brodkin               /s/ James T. Swanson
--------------------------         --------------------------
A. Keith Brodkin                   James T. Swanson
Chairman and President             On behalf of the Asset
                                   Allocation Committee
September 17, 1996

PORTFOLIO ALLOCATION

                                 [PIE CHART]

U.S. STOCK MARKET - 16.6%
Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Recent additions to the portfolio include Alco Standard (paper and office products distribution); Cabletron Systems (telecommunications equipment); and St. Jude Medical (medical-device technology). Currently, our top three sectors are leisure (15.1%), technology (13.8%), and financial services (12.0%). Our current outlook remains cautious. Corporate profits have so far exceeded our expectations; however, we believe that the rise in long-term interest rates is likely to have a dampening effect on stock market performance.
                                                         -- John F. Brennan, Jr.

FIVE LARGEST HOLDINGS AS OF 8/31/96
-------------------------------------------------------------------------------
Alco Standard Corp. (Business Services)                                     0.9%
-------------------------------------------------------------------------------
Harrah's Entertainment, Inc. (Entertainment)                                0.7%
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. (Financial Institutions)                   0.6%
-------------------------------------------------------------------------------
Tyco International Ltd. (Consumer Goods and Services)                       0.5%
-------------------------------------------------------------------------------
Cabletron Systems (Computer Network Company)                                0.6%
-------------------------------------------------------------------------------

INTERNATIONAL STOCK MARKETS - 43.2%
Internationally, we emphasize stock selection as opposed to country or industry selection. Priority is placed on companies which we believe will generate above-average earnings growth and which are trading at attractive valuations, regardless of their home country.

As of August 31, 1996, approximately 43% of the Fund's assets were invested in international stocks. Over the past quarter, there has been little change to the broad regional exposures, which are 50% for Europe, 46% for Asia/Pacific, and 4% for the Americas. The largest individual country exposures are Japan (20%), the United Kingdom (15%), and Sweden (11%). Roughly 20% of our international holdings are in emerging markets, 18% of which are in Southeast Asia.

We continue to find few opportunities in cyclical stocks due to our view on valuations at this point in the economic cycle. As a result, most of our recent purchases and additions have been in companies which we believe will show steady earnings growth regardless of the state of the global economy. Examples include Canadian National Railway, Rhone Poulenc Rorer (a French pharmaceuticals company), Nitto Denko (a Japanese industrial materials conglomerate), and Enator (a Swedish information technology company).
                                                               -- David Mannheim

FIVE LARGEST HOLDINGS AS OF 8/31/96
-------------------------------------------------------------------------------
PowerGen PLC (Utilities - Electric - United Kingdom)                        1.7%
-------------------------------------------------------------------------------
DDI Corp. (Telecommunications - Japan)                                      1.5%
-------------------------------------------------------------------------------
ABB AB (Electrical Equipment - Sweden)                                      1.3%
-------------------------------------------------------------------------------
Lion Nathan Ltd. (Beverages - New Zealand)                                  1.3%
-------------------------------------------------------------------------------
Telecom Italia Mobile (Telecommunications - Italy)                          1.2%
-------------------------------------------------------------------------------

U.S. GOVERNMENT BOND MARKET
The U.S. government bond market retreated during the past 12 months as the U.S. economic outlook brightened significantly. Rates on 10-year Treasury bonds increased from 6.25% at the beginning of the year to around 7% at the end of August. After being concerned about slow growth at the end of 1995, the market is currently concerned that faster growth could lead the Federal Reserve Board to raise interest rates during the next few months. U.S. payrolls continue to grow at a brisk rate of approximately 250,000 per month and hourly earnings have begun to increase, albeit gradually. Despite the backup in rates, new home sales and auto sales continue to increase. Looking forward, we suspect that the brisk pace of economic activity could lead to higher interest rates over the balance of 1996. Given our cautious view for this sector, the Fund continues to maintain no exposure at this time.
                                                         -- Geoffrey L. Kurinsky

INTERNATIONAL BOND MARKETS - 13.9%

While the U.S. bond market barely kept pace with short-term money market instruments over the past 12 months, most foreign markets generated double-digit returns. Signs of robust growth and fears of rising inflation ended the U.S. rally in early 1996. In contrast, the rally in the major foreign markets has been sustained by moderate to slow growth, benign inflation, fiscal austerity programs, and/or easing monetary policy. As we anticipated, this environment brought about substantial tightening of yield spreads. Thus, the higher-yielding markets, such as Italy, Spain, Sweden, and Australia, provided the best performance. The portfolio benefited from our emphasis on these markets as well as from our investments in some of the less-developed markets.

We recently adopted a more cautious stance with regard to prospects for further spread tightening within Europe, since the markets there are once again focused on the risk that the European Monetary Union planned for 1999 will shake itself apart. A clearer picture should emerge this fall during the 1997 budget negotiations and as evidence accumulates regarding convergence or divergence of growth and inflation within Europe. Australia and Canada remain attractive based upon what we regard as improving fundamentals. In Japan, we believe the fragile nature of the recovery could support the bond market over the near term, but it may also hamper plans to reduce fiscal stimulus. Over time, we expect improved growth and/or fiscal pressure to push yields higher.
                                                               -- Leslie Nanberg

FIVE LARGEST HOLDINGS AS OF 8/31/96
-------------------------------------------------------------------------------
Republic of Germany                                                         3.0%
-------------------------------------------------------------------------------
United Kingdom                                                              2.1%
-------------------------------------------------------------------------------
Kingdom of Spain                                                            1.9%
-------------------------------------------------------------------------------
Government of Canada                                                        1.4%
-------------------------------------------------------------------------------
Republic of Ireland                                                         1.3%
-------------------------------------------------------------------------------

FUND MANAGERS' PROFILES

The Asset Allocation Committee consists of Messrs. Swanson and Nanberg as well as A. Keith Brodkin and Jeffrey Shames, Chairman and President of MFS, respectively, and John Ballen, Senior Vice President and Director of Equity Portfolio Management at MFS. The individuals responsible for managing the assets in the asset classes are as follows:

James Swanson supervises quantitative support and provides oversight of the Fund's investments. A graduate of Colgate University and the Harvard University Graduate School of Business Administration, he began his career at MFS in 1985 as Vice President - Investments and was named Senior Vice President in 1989.

Joan Batchelder manages the Fund's U.S. high-yield fixed-income securities. She rejoined MFS in October of 1983 after three years with a leading investment counsel firm. She first joined MFS in 1978 and that year was named an Investment Officer in the Fixed Income Department. A graduate of Colorado College and recipient of a Master's Degree from the Maxwell School of Syracuse University, she was appointed Assistant Vice President - Investments in 1979, Vice
President - Investments in 1980 and Senior Vice President in 1983.

John Brennan, along with Mr. Ballen, manages the Fund's U.S. equity securities. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS in 1985 as an industry specialist and was promoted to Assistant Vice
President - Investments in 1987. In 1988, he was named Vice President - Investments and in 1995 he became Senior Vice President.

Geoff Kurinsky manages the Fund's U.S. investment-grade fixed-income securities. He began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and Boston University's Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989 and Senior Vice President in 1993.

David Mannheim manages the Fund's foreign equity securities. He began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President - Investments in 1991. In 1992, he was named Vice
President - Investments. Mr. Mannheim is a graduate of Amherst College and of Massachusetts Institute of Technology's Sloan School of Management.

Leslie Nanberg, who manages the Fund's foreign fixed-income securities, joined the MFS Fixed Income Department in 1980. A graduate of the University of Illinois with graduate degrees from Northwestern University and the Northwestern University Graduate School of Management, he was named Assistant Vice
President - Investments in 1981, Vice President - Investments in 1983 and Senior Vice President in 1986. In addition to serving as head of the MFS International Fixed Income Department, he has senior responsibility for all fixed-income assets under MFS management.

-------------------------------------------------------------------------------
FUND FACTS

STRATEGY:                 THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK
                          TOTAL RETURN OVER THE LONG TERM THROUGH
                          INVESTMENTS IN EQUITY AND FIXED-INCOME
                          SECURITIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JULY 22, 1994

SIZE:                     $244.1 MILLION AS OF AUGUST 31, 1996
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information on the following page illustrates the historical performance of MFS World Asset Allocation Fund in comparison to various market indicators. In the graph Class A share results reflect the deduction of the 4.75% maximum sales charge on the initial investment, while Class B share results reflect the applicable contingent deferred sales charge (CDSC) which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase. Benchmark comparisons are unmanaged and do not reflect the deduction of any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from August 1, 1994 to August 31, 1996)

                                 [LINE CHART]

AVERAGE ANNUAL TOTAL RETURNS

                                                                     Life of Class*
                                                                        through
                                                            1 Year      8/31/96
-----------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A) including 4.75%
  sales charge                                                +8.8%      +10.73%
-----------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A) at net asset
  value                                                     +14.23%      +13.28%
-----------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B) with CDSC+         +9.58%      +11.26%
-----------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B) without CDSC      +13.58%      +12.51%
-----------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class C)                   +12.62%      +12.57%
-----------------------------------------------------------------------------------
Average global flexible portfolio fund                      +10.28%       +9.78%
-----------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                       +18.72%      +21.38%
-----------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index              +8.19%       +5.44%
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                         +4.11%       +7.39%
-----------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index                 +8.67%      +11.97%
-----------------------------------------------------------------------------------
Consumer Price Index[Section Symbol]                         +2.86%       +2.83%
-----------------------------------------------------------------------------------

------------

*                 Fund results (all classes) cover the period from the commencement of investment operations, July 22, 1994 to August 31, 1996. All benchmark results begin on
                  August 1, 1994.
+                 These returns reflect the maximum contingent deferred sales charge (CDSC) of 4%.
[Section Symbol]  The Consumer Price Index is a popular measure of change in prices.


In the previous table, we have included the average annual total returns of all global flexible portfolio funds (including the Fund) tracked by Lipper Analytical Services, Inc. for the applicable time periods (42 and 40 funds for the one-year period ended August 31, 1996, and for the period from August 1, 1994 through August 31, 1996, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. The subsidy may be rescinded by MFS at any time.

--------------------------------------------------------------------------------
TAX FORM SUMMARY

In January 1997, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

MFS World Asset Allocation Fund has designated $2,458,766 as a long-term capital gain distribution.

FOREIGN TAX CREDIT

The Fund is estimated to have derived approximately 24.82% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 3.39% of its ordinary income.

DIVIDENDS RECEIVED DEDUCTION

For the year ended August 31, 1996, the amount of distributions from ordinary income eligible for the 70% dividends-received deduction for corporations came to 2.21%.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - August 31, 1996

Stocks and Warrants - 59.8%

--------------------------------------------------------------------------------------
Issuer                                                        Shares          Value
--------------------------------------------------------------------------------------
Foreign Stocks and Warrants - 43.2%
  Australia - 1.8%
    Q.B.E. Insurance Group (Insurance)                        383,617       $2,302,354
    Seven Network Ltd. (Media)                                678,900        2,080,150
                                                                            ----------
                                                                            $4,382,504
--------------------------------------------------------------------------------------
  Canada - 0.9%
    Canadian National Railway Co. (Railroads)                 115,000       $2,199,375
--------------------------------------------------------------------------------------
  Chile - 0.5%
    Chilectra S.A., ADR (Utilities - Electric)                 22,700       $1,229,940
--------------------------------------------------------------------------------------
  Finland - 0.8%
    Aamulehti Yhtymae OY II (Publishing)                       38,200       $  973,726
    Huhtamaki OY (Food Products)                               26,300        1,011,469
    TT Tieto OY (Computer Software)                             1,000           55,005
                                                                            ----------
                                                                            $2,040,200
--------------------------------------------------------------------------------------
  France - 2.6%
    Michelin (C.G.D.E.) (Tire and Rubber)                      25,290       $1,181,248
    Rhone Poulenc Rorer, Inc. (Pharmaceuticals)                28,300        1,991,612
    TOTAL S.A., "B" (Oils)                                     15,667        1,152,098
    Union des Assurances Federales S.A. (Insurance)            18,900        2,167,781
                                                                            ----------
                                                                            $6,492,739
--------------------------------------------------------------------------------------
  Germany - 1.4%
    Adidas AG (Apparel and Textiles)                           25,600       $2,196,015
    Volkswagen AG (Automotive)                                  3,100        1,151,638
                                                                            ----------
                                                                            $3,347,653
--------------------------------------------------------------------------------------
  Greece - 0.4%
    Hellenic Tellecommunication Organization
      S.A. (Telecommunications)                                51,400       $  879,906
--------------------------------------------------------------------------------------
  Hong Kong - 2.3%
    Asia Satellite Telecommunications Holdings
      Ltd., ADR (Telecommunications)*                          16,000       $  420,000
    Giordano International Ltd. (Retail)                    1,363,000        1,128,155
    Hong Kong Land Holdings Ltd. (Real Estate)                377,000          855,790
    Liu Chong Hing Bank Ltd. (Banks)                          795,000        1,120,712
    Peregrine Investment Holdings (Finance)                   488,000          687,934
    Peregrine Investment Holdings, WarrantS (Finance)*         46,800            7,626
    Wing Hang Bank Ltd. (Banks)                               339,500        1,312,846
                                                                            ----------
                                                                            $5,533,063
--------------------------------------------------------------------------------------
  Indonesia - 0.4%
    PT Semen Gresik (Building Materials)                      364,000       $1,014,350
--------------------------------------------------------------------------------------
  Italy - 1.2%
    Telecom Italia Mobile S.p.A., di Risp
      (Telecommunications)                                  2,010,000       $2,449,185
    Telecom Italia Mobile S.p.A. (Telecommunications)         227,000          467,529
                                                                            ----------
                                                                            $2,916,714
--------------------------------------------------------------------------------------

Stocks and Warrants - continued

--------------------------------------------------------------------------------------
Issuer                                                         Shares         Value
--------------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
  Japan - 8.7%
    Bridgestone Corp. (Tire and Rubber)                        88,000      $ 1,438,642
    Canon, Inc. (Consumer Goods)                               94,000        1,743,935
    DDI Corp. (Telecommunications)                                473        3,757,761
    Daiwa House Industry Co. (Home Construction)               55,000          782,969
    East Japan Railway Co. (Railroads)                            260        1,213,079
    Kinki Coca-Cola Bottling (Beverages)                       56,000          781,777
    Kirin Beverage Corp. (Beverages)                           91,000        1,270,387
    Matsushita Electric Industrial Co.
      (Electrical Equipment)                                   69,000        1,159,711
    Murata Manufacturing Co. Ltd. (Electrical Equipment)       37,000        1,311,717
    Nitto Denko Corp. (Industrial Goods and Services)         100,000        1,524,610
    Omron Corp. (Electronics)                                  97,000        1,772,869
    Osaka Sanso Kogyo Ltd. (Chemicals)                        287,000        1,033,257
    Takeda Chemical Industries (Chemicals)                    135,000        2,331,004
    Ushio, Inc. (Electronics)                                 113,000        1,203,891
                                                                           -----------
                                                                           $21,325,609
---------------------------------------------------------------------------------------
  Malaysia - 0.6%
    New Straits Time Press Berhad (Publishing)                251,000      $ 1,409,240
--------------------------------------------------------------------------------------
  Netherlands - 1.2%
    IHC Caland NV (Transportation Equipment)                   23,200      $ 1,257,830
    Royal Dutch Petroleum Co. (Oils)                           11,000        1,643,372
                                                                           -----------
                                                                           $ 2,901,202
--------------------------------------------------------------------------------------
  New Zealand - 2.1%
    Lion Nathan Ltd. (Beverages)                            1,209,000      $ 3,194,057
    Sky City Ltd. (Entertainment)*                            430,000        2,040,704
                                                                           -----------
                                                                           $ 5,234,761
--------------------------------------------------------------------------------------
  Peru - 0.4%
    Telefonica del Peru, "B", ADR
      (Telecommunications)                                     37,500      $   876,562
--------------------------------------------------------------------------------------
  Philippines - 0.8%
    Alsons Cement Corp. (Building Materials)*##             2,057,000      $   805,973
    Pilipino Telephone (Telecommunications)*                  905,000        1,193,514
                                                                           -----------
                                                                           $ 1,999,487
--------------------------------------------------------------------------------------
  Singapore - 1.3%
    Hong Leong Finance (Finance)+                             464,000      $ 1,563,448
    Mandarin Oriental International Ltd.
      (Lodging)                                               532,000          739,480
    Singapore Press Holdings (Publishing)                      52,000          901,966
                                                                           -----------
                                                                           $ 3,204,894
--------------------------------------------------------------------------------------
  South Korea - 1.6%
    Hanil Cement Manufacturing Co. (Building
      Materials)                                               13,000      $   674,437
    Korea Electric Power Corp.
      (Utilities - Electric)                                   43,920        1,554,785
    Korea Mobile Telecommunications Corp.
      (Telecommunications)                                      1,511        1,673,314
                                                                           -----------
                                                                           $ 3,902,536
--------------------------------------------------------------------------------------

Stocks and Warrants - continued

--------------------------------------------------------------------------------------
Issuer                                                         Shares         Value
--------------------------------------------------------------------------------------
Foreign Stocks and Warrants - continued
  Spain - 2.3%
    Acerinox S.A. (Iron and Steel)                             20,600     $  2,304,065
    Cubiertas y Mzov S.A. (Engineering and Construction)       25,000        1,643,762
    Repsol S.A. (Oils)                                         51,500        1,672,504
                                                                          ------------
                                                                          $  5,620,331
--------------------------------------------------------------------------------------
  Sweden - 4.9%
    ABB AB, "B" (Electrical Equipment)                         30,500     $  3,260,700
    ASTRA AB, Free Shares, "B" (Pharmaceuticals)               68,000        2,813,439
    Enator AB (Computer Software)*                             60,600        1,313,111
    Nobel Biocare AB (Medical and Health
      Products)                                                60,000        1,141,560
    Sparbanken Svergie AB, "A" (Banks)                        156,000        1,943,370
    Volvo AB, "B" (Automotive)                                 66,000        1,405,206
                                                                          ------------
                                                                          $ 11,877,386
--------------------------------------------------------------------------------------
  Thailand - 0.4%
    Total Access Communication Public Co. Ltd.
      (Telecommunications)                                    143,000     $  1,086,800
--------------------------------------------------------------------------------------
  United Kingdom - 6.6%
    ASDA Group PLC (Stores)                                 1,225,000     $  2,142,035
    British Petroleum Co. PLC (Oils)                          177,000        1,716,104
    British Petroleum Co. PLC, ADR (Oils)                       4,800          565,200
    Capital Radio PLC (Broadcasting)                           90,600          940,654
    Dalgety PLC (Food Products)                               249,000        1,286,782
    Jarvis Hotels Ltd. PLC (Lodging)*+                        368,800          932,769
    Kwik-Fit Holdings PLC (Retail)                            433,000        1,710,350
    Lloyds TSB Group PLC (Banks)                              232,000        1,356,481
    PowerGen PLC (Utilities - Electric)                       726,600        4,106,598
    Storehouse PLC (Retail)                                   266,000        1,322,712
                                                                          ------------
                                                                          $ 16,079,685
--------------------------------------------------------------------------------------
Total Foreign Stocks and Warrants                                         $105,554,937
--------------------------------------------------------------------------------------
U.S. Stocks - 16.6%
  Aerospace - 0.4%
    Raytheon Co.                                               11,700     $    602,550
    Rockwell International Corp.                                6,600          343,200
                                                                          ------------
                                                                          $    945,750
--------------------------------------------------------------------------------------
  Agricultural Products - 0.2%
    Case Corp.                                                 12,300     $    559,650
--------------------------------------------------------------------------------------
  Airlines - 0.1%
    Midwest Express Holdings, Inc.*                             3,900     $    117,975
--------------------------------------------------------------------------------------
  Automotive
    General Motors Corp.                                        1,400     $     69,650
--------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.4%
    Wells Fargo & Co.                                           3,466     $    862,168
--------------------------------------------------------------------------------------

Stocks and Warrants - continued

--------------------------------------------------------------------------------------
Issuer                                                         Shares         Value
--------------------------------------------------------------------------------------
U.S. Stocks - continued
  Business Services - 1.1%
    ADT Ltd.*                                                  28,100       $  551,463
    Alco Standard Corp.                                        49,600        2,163,800
                                                                            ----------
                                                                            $2,715,263
---------------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    Telephone & Data Systems, Inc.                             15,600       $  664,950
--------------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    Adobe Systems, Inc.                                        23,500       $  819,563
    Oracle Systems Corp.*                                      21,800          768,450
    Sybase, Inc.*                                              59,800          963,336
                                                                            ----------
                                                                            $2,551,349
--------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.2%
    Colgate-Palmolive Co.                                       3,700       $  300,625
    Philip Morris Cos., Inc.                                    7,600          682,100
    Tyco International Ltd.                                    31,700        1,339,325
    UST, Inc.                                                  21,700          651,000
                                                                            ----------
                                                                            $2,973,050
--------------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    Loral Space & Communications Corp.*                        20,400       $  285,600
--------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Honeywell, Inc.                                             8,800       $  511,500
--------------------------------------------------------------------------------------
  Electronics - 0.5%
    Analog Devices, Inc.*                                       8,900       $  214,713
    Atmel Corp.*                                               19,000          491,625
    Intel Corp.                                                 7,100          566,669
                                                                            ----------
                                                                            $1,273,007
--------------------------------------------------------------------------------------
  Entertainment - 1.5%
    Argosy Gaming Corp.*                                       10,500       $   68,250
    Casino America, Inc.*                                      17,793          115,654
    Chancellor Broadcasting Co., "A"*                             500           18,750
    Harrah's Entertainment, Inc.*                              93,900        1,784,100
    LIN Television Corp.*                                      24,400          872,300
    Showboat, Inc.                                             15,800          314,025
    Viacom, Inc.*                                              11,900          374,850
                                                                            ----------
                                                                            $3,547,929
--------------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Beneficial Corp.                                            9,600       $  541,200
    Federal Home Loan Mortgage Corp.                           15,600        1,378,650
    Union Planters Corp.                                       19,100          627,912
                                                                            ----------
                                                                            $2,547,762
--------------------------------------------------------------------------------------

Stocks and Warrants - continued

--------------------------------------------------------------------------------------
Issuer                                                         Shares         Value
--------------------------------------------------------------------------------------
U.S. Stocks - continued
  Food and Beverage Products - 0.8%
    Interstate Bakeries Corp.                                  34,600       $1,046,650
    PepsiCo, Inc.                                              27,700          796,375
                                                                            ----------
                                                                            $1,843,025
--------------------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Kimberly Clark Corp.                                       12,500       $  979,688
--------------------------------------------------------------------------------------
  Insurance - 0.2%
    Highlands Insurance Group*                                    990       $   18,810
    Penncorp Financial Group, Inc.                             19,100          582,550
                                                                            ----------
                                                                            $  601,360
---------------------------------------------------------------------------------------
  Machinery
    Ingersoll Rand Co.                                          1,400       $   59,850
---------------------------------------------------------------------------------------
  Medical and Health Products - 0.7%
    Lilly (Eli) & Co.                                           6,300       $  360,675
    Pharmacia & Upjohn                                         30,100        1,264,200
                                                                            ----------
                                                                            $1,624,875
---------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Beverly Enterprises, Inc.*                                 61,300       $  628,325
    PacifiCare Health Systems, Inc., "B"*                       4,100          330,050
    Regency Health Services, Inc.*                             19,200          211,200
    St. Jude Medical, Inc.                                     33,900        1,216,162
    United Healthcare Corp.                                     5,290          203,396
                                                                            ----------
                                                                            $2,589,133
--------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Halliburton Co.                                             9,100       $  478,888
    Pennzoil Co.                                                8,000          427,000
    Tidewater, Inc.                                             9,600          368,400
                                                                            ----------
                                                                            $1,274,288
--------------------------------------------------------------------------------------
  Oils - 0.6%
    Mobil Corp.                                                 4,000       $  451,000
    SEACOR Holdings, Inc.*                                     12,700          577,850
    Union Pacific Resources Group, Inc.                        16,100          438,725
                                                                            ----------
                                                                            $1,467,575
--------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                           8,000       $  580,000
--------------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Scripps (E.W.) Co., "A"                                    17,900       $  796,550
    Tribune Co., Inc.                                           2,200          158,125
                                                                            ----------
                                                                            $  954,675
--------------------------------------------------------------------------------------
  Railroads - 0.7%
    Burlington Northern Santa Fe                                6,600       $  528,000
    Wisconsin Central Transportation Corp.*                    30,400        1,071,600
                                                                            ----------
                                                                            $1,599,600
--------------------------------------------------------------------------------------

Stocks and Warrants - continued

--------------------------------------------------------------------------------------
Issuer                                                         Shares         Value
--------------------------------------------------------------------------------------
U.S. Stocks - continued
  Restaurants and Lodging - 0.7%
    FelCor Suite Hotels, Inc.                                  25,000     $    762,500
    Promus Hotel Corp.*                                        31,800          957,975
                                                                          ------------
                                                                          $  1,720,475
--------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Stanley Works                                              21,200     $    583,000
--------------------------------------------------------------------------------------
  Stores - 0.6%
    Office Depot, Inc.*                                        26,700     $    423,862
    Penney (J.C.), Inc.                                         6,800          359,550
    Sears, Roebuck & Co.                                       13,100          576,400
                                                                          ------------
                                                                          $  1,359,812
---------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Cabletron Systems, Inc.*                                   20,600     $  1,256,600
    Cellular Communications International, Inc.*                5,000          155,000
    U.S. Robotics Corp.*                                        8,100          425,250
                                                                          ------------
                                                                          $  1,836,850
---------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    CMS Energy Corp.                                           19,700     $    588,538
    Cinergy Corp.                                              18,600          558,000
    Illinova Corp.                                             23,700          619,162
                                                                          ------------
                                                                          $  1,765,700
--------------------------------------------------------------------------------------
Total U.S. Stocks                                                         $ 40,465,509
--------------------------------------------------------------------------------------
Total Stocks and Warrants (Identified Cost, $138,236,582)                 $146,020,446
--------------------------------------------------------------------------------------
BONDS - 13.9%
--------------------------------------------------------------------------------------
                                                      Principal Amount
                                                         (000 Omitted)
--------------------------------------------------------------------------------------
Foreign Denominated - 13.5%
  Belgium - 0.9%
    Kingdom of Belgium, 9s, 1998                          BEF  20,000     $    716,033
    Kingdom of Belgium, 8.75s, 2002                            15,000          563,096
    Kingdom of Belgium, 7.25s, 2004                            15,000          520,103
    Kingdom of Belgium, 8.5s, 2007                             10,000          371,430
                                                                          ------------
                                                                          $  2,170,662
---------------------------------------------------------------------------------------
  Canada - 1.4%
    Government of Canada, 7.5s, 2003                      CAD   3,440     $  2,560,322
    Government of Canada, 8.75s, 2005                              75           59,791
    Government of Canada, 7s, 2006                              1,000          706,558
                                                                           -----------
                                                                          $  3,326,671
--------------------------------------------------------------------------------------
  Denmark - 1.1%
    Kingdom of Denmark, 9s, 2000                          DKK  2,968      $    576,427
    Kingdom of Denmark, 8s, 2001                               11,305        2,120,490
                                                                           -----------
                                                                          $  2,696,917
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Bonds - continued

-------------------------------------------------------------------------------------
                                                     Principal Amount
Issuer                                                  (000 Omitted)        Value
-------------------------------------------------------------------------------------
Foreign Denominated - continued
  Germany - 3.0%
    Republic of Germany, 6.5s, 2005                    DEM     5,429      $ 3,692,673
    Republic of Germany, 7.375s, 2005                          5,185        3,738,593
                                                                          -----------
                                                                          $ 7,431,266
-------------------------------------------------------------------------------------
  Ireland - 1.3%
    Republic of Ireland, 8s, 2000                      IEP     1,875      $ 3,142,479
-------------------------------------------------------------------------------------
  Italy - 0.8%
    Republic of Italy, 8.5s, 1999                      ITL 2,345,000      $ 1,557,483
    Republic of Italy, 9.5s, 1999                            785,000          532,085
                                                                          -----------
                                                                          $ 2,089,568
-------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Government of Netherlands, 6s, 2006                NLG     1,660      $   979,500
-------------------------------------------------------------------------------------
  Spain - 1.9%
    Kingdom of Spain, 8.3s, 1998                       ESP   148,700      $ 1,205,448
    Kingdom of Spain, 8.4s, 2001                             187,590        1,514,118
    Kingdom of Spain, 10.1s, 2001                            214,600        1,838,767
                                                                          -----------
                                                                          $ 4,558,333
-------------------------------------------------------------------------------------
  Sweden - 0.6%
    Kingdom of Sweden, 11s, 1999                       SEK     5,000      $   830,276
    Kingdom of Sweden, 10.25s, 2000                            3,300          550,822
                                                                          -----------
                                                                          $ 1,381,098
-------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    U.K. Treasury Gilts, 7s, 2001                      GBP     3,265      $ 5,044,765
--------------------------------------------------------------------------------------
Total Foreign Denominated                                                 $32,821,259
--------------------------------------------------------------------------------------
U.S. Dollar Denominated - 0.4%
    United Mexican States, Floating Rate, 2001+        $       1,000      $ 1,001,700
--------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $33,434,428)                                $33,822,959
-------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 25.1%
-------------------------------------------------------------------------------------
Foreign Denominated - 0.8%
    EuroLira Deposit, 9.225s, due 10/21/96             ITL 2,850,000      $ 1,880,038
--------------------------------------------------------------------------------------
U.S. Dollar Denominated - 24.3%
    Federal Home Loan Mortgage Corp.,
      due 9/03/96 - 9/20/96                            $      37,185      $37,124,482
    Federal National Mortgage Assn.,
      due 9/06/96 - 9/23/96                                   11,800       11,782,946
    Pfizer, Inc., due 9/24/96                                  5,000        4,983,261
    Raytheon Co., due 9/04/96                                  5,580        5,577,549
                                                                          -----------
                                                                          $59,468,238
-------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                           $61,348,276
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Call Options Purchased - 0.1%

--------------------------------------------------------------------------------------
                                                     Principal Amount
                                                         of Contracts
Description/Expiration Month/Strike Price                (000 Omitted)          Value
--------------------------------------------------------------------------------------
Japanese Government Bonds
    September/107.254                                    JPY  385,000     $     52,360
    September/108.659                                         207,000           51,750
    September/109.431                                         414,000            8,756
    October/105.676                                           175,000           43,400
    November/114.355                                          299,000           41,860
--------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $70,422)                     $    198,126
--------------------------------------------------------------------------------------
Total Investments (Identified Cost,
  $233,089,708)                                                           $241,389,807
---------------------------------------------------------------------------------------

PUT OPTIONS WRITTEN
---------------------------------------------------------------------------------------
Japanese Government Bonds
    September/108.659                                    JPY  207,000     $       (207)
    October/105.676                                           175,000           (1,050)
    November/114.355                                          299,000           (7,475)
--------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $55,463)                    $     (8,732)
--------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES - 1.1%                                     $  2,757,504
--------------------------------------------------------------------------------------
Net Assets - 100.0%                                                       $244,138,579
--------------------------------------------------------------------------------------

* Non-income producing security.
## SEC Rule 144A restriction.
+ Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

BEF       =    Belgian Francs
CAD       =    Canadian Dollars
CZK       =    Czech Republic Korunas
DEM       =    Deutsche Marks
DKK       =    Danish Kroner
ESP       =    Spanish Pesetas
GBP       =    British Pounds
HKD       =    Hong Kong Dollars
IEP       =    Irish Punts
ITL       =    Italian Lire
JPY       =    Japanese Yen
NLG       =    Dutch Guilders
SEK       =    Swedish Kronor
SGD       =    Singapore Dollars


See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

=================================================================================
August 31, 1996
---------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $233,089,708)              $241,389,807
  Net receivable for forward foreign currency contracts purchased         678,805
  Receivable for Fund shares sold                                         984,866
  Receivable for investments sold                                       5,242,400
  Interest and dividends receivable                                     1,448,476
  Deferred organization expenses                                           24,001
                                                                     ------------
      Total assets                                                   $249,768,355
                                                                     ============
Liabilities:
  Cash overdraft                                                     $     70,284
  Payable for Fund shares reacquired                                       62,443
  Payable for investments purchased                                     3,255,946
  Written options outstanding, at value (premiums received, $55,463)        8,732
  Net payable for forward foreign currency exchange contracts sold        629,201
  Net payable for forward foreign currency exchange contracts           1,251,943
  Payable to affiliates -
    Management fee                                                          8,023
    Shareholder servicing agent fee                                         2,484
    Distribution fee                                                      182,846
  Accrued expenses and other liabilities                                  157,874
                                                                     ------------
      Total liabilities                                              $  5,629,776
                                                                     ============
Net assets                                                           $244,138,579
                                                                     ============
Net assets consist of:
  Paid-in capital                                                    $218,720,179
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                     7,154,666
  Accumulated undistributed net realized gain
    on investments and foreign currency transactions                   16,650,527
  Accumulated undistributed net investment income                       1,613,207
                                                                     ------------
      Total                                                          $244,138,579
                                                                     ============
Shares of beneficial interest outstanding                              13,832,999
                                                                     ============
Class A shares:
  Net asset value per share
    (net assets of $86,456,942 / 4,889,664 shares of beneficial
      interest outstanding)                                          $      17.68
                                                                     ============
  Offering price per share (100/95.25 of net asset value per share)  $      18.56
                                                                     ============
Class B shares:
  Net asset value and offering price per share
    (net assets of $124,399,076 / 7,054,256 shares of beneficial
      interest outstanding)                                          $      17.63
                                                                     ============
Class C shares:
  Net asset value and offering price per share
    (net assets of $33,282,561 / 1,889,079 shares of beneficial
      interest outstanding)                                          $      17.62
                                                                     ============

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.


See notes to financial statements

Statement of Operations


=================================================================================
Year Ended August 31, 1996
---------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                          $ 5,758,640
    Dividends                                                           2,462,680
    Foreign taxes withheld                                               (279,039)
                                                                      -----------
      Total investment income                                         $ 7,942,281
                                                                      -----------
  Expenses -
    Management fee                                                    $ 1,218,613
    Trustees' compensation                                                 38,681
    Shareholder servicing agent fee (Class A)                             109,411
    Shareholder servicing agent fee (Class B)                             230,227
    Shareholder servicing agent fee (Class C)                              38,271
    Distribution and service fee (Class A)                                364,822
    Distribution and service fee (Class B)                              1,046,481
    Distribution and service fee (Class C)                                255,138
    Custodian fee                                                         193,118
    Auditing fees                                                          48,763
    Postage                                                                47,837
    Printing                                                               46,926
    Amortization of organization expenses                                   6,943
    Legal fees                                                              3,521
    Miscellaneous                                                         175,425
                                                                      -----------
      Total expenses                                                  $ 3,824,177
    Fees paid indirectly                                                   (9,956)
    Reduction of expenses by distributor (Class A)                        (36,351)
                                                                      -----------
      Net expenses                                                    $ 3,777,870
                                                                      -----------
        Net investment income                                         $ 4,164,411
                                                                      -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions and swap agreements                       $19,776,975
    Written option transactions                                            76,606
    Foreign currency transactions                                       1,576,243
    Futures contracts                                                      69,649
                                                                      -----------
      Net realized gain on investments and foreign currency
        transactions                                                  $21,499,473
                                                                      -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $   255,744
    Written options                                                        57,873
    Translation of assets and liabilities in foreign currencies        (1,915,556)
    Futures contracts                                                    (118,652)
                                                                      -----------
      Net unrealized loss on investments                              $(1,720,591)
                                                                      -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                    $19,778,882
                                                                      -----------
          Increase in net assets from operations                      $23,943,293
                                                                      ===========

See notes to financial statements


FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets

===================================================================================
Year Ended August 31,                                        1996          1995
-----------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                 $  4,164,411   $  3,797,951
  Net realized gain on investments and
    foreign currency transactions                         21,499,473      4,195,488
  Net unrealized gain (loss) on investments and
    foreign currency translation                          (1,720,591)     7,977,967
                                                        ------------   ------------
    Increase in net assets from operations              $ 23,943,293   $ 15,971,406
                                                        ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $ (2,008,957)  $ (1,026,466)
  From net investment income (Class B)                    (2,218,582)    (1,012,521)
  From net investment income (Class C)                      (565,751)      (239,932)
  From net realized gain on investments and
    foreign currency transactions (Class A)               (2,800,463)      (258,501)
  From net realized gain on investments and
    foreign currency transactions (Class B)               (4,012,442)      (350,041)
  From net realized gain on investments and
    foreign currency transactions (Class C)                 (929,505)       (82,468)
                                                        ------------   ------------
    Total distributions declared to shareholders        $(12,535,700)  $ (2,969,929)
                                                        ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                      $ 91,720,629   $118,013,307
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                      10,664,692      2,475,151
  Cost of shares reacquired                              (31,243,387)   (27,084,609)
                                                        ------------   ------------
    Increase in net assets from
      Fund share transactions                           $ 71,141,934   $ 93,403,849
                                                        ------------   ------------
        Total increase in net assets                    $ 82,549,527   $106,405,326
Net assets:
  At beginning of period                                 161,589,052     55,183,726
                                                        ------------   ------------
  At end of period (including accumulated
    undistributed (distributions in excess of) net
    investment income of $1,613,207 and $(823,582),
    respectively)                                       $244,138,579   $161,589,052
                                                        ============   ============

See notes to financial statements

Financial Highlights

========================================================================================
                               Year Ended August 31,
                               ---------------------------------------------------------
                               1996      1995      1994*      1996      1995      1994*
----------------------------------------------------------------------------------------
                              Class A                        Class B
----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
  period):
Net asset value - beginning
  of period                   $ 16.63   $ 15.33   $ 15.00   $  16.58   $ 15.31   $ 15.00
                              -------   -------   -------   --------   -------   -------
Income from investment
  operations# -
  Net investment
    income[section]           $  0.43   $  0.55   $  0.04   $   0.32   $  0.43   $  0.02
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions                 1.85      1.17      0.29       1.85      1.17      0.29
                              -------   -------   -------   --------   -------   -------
      Total from investment
        operations            $  2.28   $  1.72   $  0.33   $   2.17   $  1.60   $  0.31
                              -------   -------   -------   --------   -------   -------
Less distributions declared
  to shareholders -
  From net investment income  $ (0.49)  $ (0.37)  $    --   $  (0.38)  $ (0.28)  $    --
  From net realized gain on
    investments and foreign
    currency transactions       (0.74)    (0.05)       --      (0.74)    (0.05)       --
                              -------   -------   -------   --------   -------   -------
      Total distributions
        declared to
        shareholders          $ (1.23)  $ (0.42)  $    --   $  (1.12)  $ (0.33)  $    --
                              -------   -------   -------   --------   -------   -------
Net asset value - end of
  period                      $ 17.68   $ 16.63   $ 15.33   $  17.63   $ 16.58   $ 15.31
                              -------   -------   -------   --------   -------   -------
Total return++                  14.23%    11.48%     2.20%++   13.58%    10.65%     2.07%++

Ratios (to average net assets)/Supplemental data[Section Symbol]:
  Expenses##                     1.48%     1.47%     1.50%+     2.10%     2.24%     2.57%+
  Net investment income          2.45%     3.49%     2.43%+     1.83%     2.75%     1.39%+
Portfolio turnover                202%      118%        1%       202%      118%        1%
Average commission rate###    $0.0219        --        --   $ 0.0219        --        --
Net assets at end of period
  (000 omitted)               $86,457   $58,663   $25,254   $124,399   $83,601   $26,495

--------------

   *   For the period from the commencement of investment operations, July 22,
       1994 to August 31, 1994.
   +   Annualized.
  ++   Not annualized.
   #   Per share data is based on average shares outstanding.
  ##   For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###   Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  ++   Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[Section Symbol] The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:


Net investment income           $0.42     $0.52     $0.02      --    --      $0.01
Ratios (to average net assets):
  Expenses##                     1.53%     1.67%     2.62%+    --    --       3.21%+
  Net investment income          2.40%     3.29%     1.31%+    --    --       0.75%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
===================================================================================
Year Ended August 31,                                     1996      1995      1994*
-----------------------------------------------------------------------------------
                                                        Class C
-----------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 16.58   $ 15.31    $15.00
                                                        -------   -------    ------
Income from investment operations# -
  Net investment income[Section Symbol]                 $  0.33   $  0.46    $ 0.03
  Net realized and unrealized gain on investments and
    foreign currency transactions                          1.85      1.16      0.28
                                                        -------   -------    ------
      Total from investment operations                  $  2.18   $  1.62    $ 0.31
                                                        -------   -------    ------
Less distributions declared to shareholders -
  From net investment income                            $ (0.40)  $ (0.30)   $   --
  From net realized gain on investments and
    foreign currency transactions                         (0.74)    (0.05)       --
                                                        -------   -------    ------
      Total distributions declared to shareholders      $ (1.14)  $ (0.35)   $   --
                                                        -------   -------    ------
Net asset value - end of period                         $ 17.62   $ 16.58    $15.31
                                                        -------   -------    ------
Total return                                              13.62%    10.72%     2.07%++
Ratios (to average net assets)/Supplemental data[Section Symbol]:
  Expenses##                                               2.03%     2.18%     2.50%+
  Net investment income                                    1.89%     2.91%     1.68%+
Portfolio turnover                                          202%      118%        1%
Average commission rate###                              $0.0219        --        --
Net assets at end of period (000 omitted)               $33,283   $19,325    $3,435

----------

     *   For the period from the commencement of investment operations, July 22,
         1994 to August 31, 1994.
     +   Annualized.
    ++   Not annualized.
     #   Per share data is based on average shares outstanding.
    ##   For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ###   Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  [Section Symbol] The investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

           Net investment income                    --        --       $0.02
           Ratios (to average net assets):
             Expenses                               --        --        3.18%+
             Net investment income                  --        --        1.00%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS World Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Fund.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity-index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and change in value is recorded as unrealized appreciation and depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with Investors Bank & Trust Co., the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1996, $3,065,668 was reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At August 31, 1996, accumulated undistributed net investment income under book accounting was different from tax accounting due to temporary differences in accounting for foreign currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,406 for the year ended August 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $114,694 for the year ended August 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $7,610 for the year ended August 31, 1996. MFD waived a portion of its fee, which is reflected as a reduction of expenses on the Statement of Operations. Fees, net of waiver, incurred under the distribution plan during the year ended August 31, 1996 were 0.45% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,617 and $2,269 for Class B and Class C shares, respectively, for the year ended August 31, 1996. Fees incurred under the distribution plans during the year ended August 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within twelve months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1996 were $40, $142,038 and $887 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       Purchases        Sales
---------------------------------------------------------------------------------
U.S. government securities                            $ 36,233,891   $ 44,008,579
                                                      ------------   ------------
Investments (non-U.S. government securities)          $315,007,638   $305,133,013
                                                      ------------   ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $233,659,097
                                                                     ------------
Gross unrealized appreciation                                        $ 13,753,070
Gross unrealized depreciation                                          (6,022,360)
                                                                     ------------
    Net unrealized appreciation                                      $  7,730,710
                                                                     ------------

(5) SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).
Transactions in Fund shares were as follows:

Class A Shares

YEAR ENDED AUGUST 3                        1996                        1995
                                  ------------------------   -------------------------
                                    Shares       Amount        Shares        Amount
======================================================================================
Shares sold                       1,942,820   $ 34,004,181   2,594,208    $ 39,819,615
Shares issued to shareholders in
  reinvestment of distributions     250,334      4,239,097      72,285       1,112,578
Shares reacquired                  (830,481)   (14,577,459)   (787,357)    (12,300,613)
                                  ---------   ------------   ---------    ------------
    Net increase                  1,362,673   $ 23,665,819   1,879,136    $ 28,631,580
                                  =========   ============   =========    ============

Class B Shares

YEAR ENDED AUGUST 31,                        1996                        1995
                                  ------------------------    -------------------------
                                    Shares       Amount        Shares        Amount
=======================================================================================
Shares sold                       2,433,897   $ 42,393,057    3,914,029    $ 59,970,108
Shares issued to shareholders in
  reinvestment of distributions     308,270      5,200,860       72,092       1,107,833
Shares reacquired                 (728,702)    (12,706,594)    (675,931)    (10,554,603)
                                  ---------   ------------    ---------    ------------
    Net increase                  2,013,465   $ 34,887,323    3,310,190    $ 50,523,338
                                  =========   ============    =========    ============

Class C Shares

YEAR ENDED AUGUST 31,                        1996                       1995
                                     ---------------------    -----------------------
                                      Shares      Amount        Shares       Amount
=====================================================================================
Shares sold                           877,452  $15,323,391    1,198,363   $18,223,584
Shares issued to shareholders in
  reinvestment of distributions        72,545    1,224,735       16,620       254,740
Shares reacquired                    (226,844)  (3,959,334)    (273,394)   (4,229,393)
                                     --------  -----------    ---------   -----------
    Net increase                      723,153  $12,588,792      941,589   $14,248,931
                                     ========  ===========    =========   ===========

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1996 was $2,362.

(7) FINANCIAL INSTRUMENTS
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at August 31, 1996, is as follows:

Written Option Transactions

                                        1996 Calls                    1996 Puts
                                -----------------------------------------------------------
                                Principal Amounts              Principal Amounts
                                  of Contracts                    of Contracts
                                  (000 Omitted)     Premiums     (000 Omitted)     Premiums

-------------------------------------------------------------------------------------------
Outstanding, beginning of
  period -
    British Pounds                        --         $    --                 785  $  14,524
    Deutsche Marks                        --              --               3,557     21,419
    Italian Lire/Deutsche Marks           --              --             337,563      2,711
    Japanese Yen                      92,111          21,847             358,824     47,638
Options written -
    Deutsche Marks                        --              --               2,171      5,799
    Japanese Yen                          --              --           3,170,000    293,719
Options terminated in closing
  transactions -
    Deutsche Marks                        --              --              (4,490)   (23,846)
    Japanese Yen                     (92,111)        (21,847)         (2,847,824)  (285,894)
Options expired -
    British Pounds                        --              --                (785)   (14,524)
    Deutsche Marks                        --              --              (1,238)    (3,372)
    Italian Lire/Deutsche Marks           --              --            (337,563)    (2,711)
                                     -------         -------          ----------  ---------
Outstanding, end of period                --         $    --             681,000  $  55,463
                                     =======         =======          ==========  =========
Options outstanding at end of
  period consist of -
    Japanese Yen                          --         $    --             681,000  $  55,463
                                     =======         =======          ==========  =========

At August 31, 1996, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                Contracts                                    Net Unrealized
    Settlement                 to Deliver/     In Exchange       Contracts     Appreciation
       Date                       Receive         For             at Value    (Depreciation)
-------------------------------------------------------------------------------------------
Sales
    2/24/97              BEF     69,064,477    $ 2,273,353     $ 2,295,045        $ (21,692)
    11/01/96             CAD      2,409,374      1,761,098       1,765,827           (4,729)
    11/04/96 -
      11/25/96           DEM     22,650,932     15,065,451      15,370,085         (304,634)
    9/09/96              DKK     16,183,560      2,740,190       2,830,399          (90,209)
    9/04/96 -
      9/09/96            GBP     10,666,750     16,451,588      16,651,344         (199,756)
    12/04/96             HKD     13,267,240      1,708,595       1,715,630           (7,035)
    2/24/97              IEP      1,089,556      1,751,515       1,762,361          (10,846)
    11/06/96             ITL 10,691,383,742      6,982,534       7,039,208          (56,674)
    11/06/96             JPY    669,611,927      6,246,555       6,210,953           35,602
    2/03/97              NLG      1,650,980      1,008,294       1,007,069            1,225
    2/03/97              SEK     92,401,842     14,023,060      13,993,320           29,740
    9/05/96              SGD        269,036        191,117         191,310             (193)
                                               -----------     -----------        ---------
                                               $70,203,350     $70,832,551        $(629,201)
                                               ===========     ===========        =========
Purchases
    9/19/96              CZK     56,521,909    $ 1,999,784     $ 2,169,053        $ 169,269
    11/04/96 -
      2/03/97            DEM     82,839,396     55,739,028      56,248,528          509,500
    9/05/96              GBP         14,518         22,629          22,665               36
                                               -----------     -----------        ---------
                                               $57,761,441     $58,440,246        $ 678,805
                                               ===========     ===========        =========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $37,278 with Bankers Trust and a net payable of $995,988 with C.S. First Boston, $182,612 with Chase Manhattan, $4,771 with J.P. Morgan, $79,791 with Merrill Lynch and $26,059 with Swiss Bank at August 31, 1996.

At August 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1996, the Fund owned the following restricted securities (constituting 1.43% of net assets) which may not be publicly sold without registration under the Securities Act of 1933.
The Fund does not have the right to demand that such securities be registered.
The value of these securities is determined by valuations supplied by a pricing service or broker.


                           Date of               Share/
Description              Acquisition          Par Amount        Cost          Value
=====================================================================================
Hong Leong Finance     6/12/95 - 8/02/96         464,000    $1,612,549     $1,563,448
Jarvis Hotels Ltd. PLC 7/02/96 - 8/02/96         368,800       951,426        932,769
United Mexican  States,
  Floating Rate, 2001            7/28/96       1,000,000       995,000      1,001,700
                                                                           ----------
                                                                           $3,497,917
                                                                           ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS World Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Asset Allocation Fund (the Fund) (one of the portfolios constituting MFS Series Trust I), including the schedule of portfolio investments, as of August 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Asset Allocation Fund at August 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994, in conformity with generally accepted accounting principles.

                                                            [Ernst & Young Logo]
Boston, Massachusetts
October 4, 1996

     ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US

[GRAPHIC]       MFS AUTOMATED INFORMATION

                ACCOUNT INFORMATION:
                Call 1-800-MFS-TALK (1-800-637-8255)
                anytime.

                MARKET OUTLOOK:
                Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[GRAPHIC]       MFS PERSONAL SERVICE

                ACCOUNT SERVICE/LITERATURE:
                Call 1-800-637-2929 any business day
                from 8 a.m. to 8 p.m. Eastern time.

                PRODUCT INFORMATION:
                Call 1-800-637-2929 any business day
                from 9 a.m. to 5 p.m. Eastern time.

                SERVICE FOR THE HEARING - IMPAIRED:
                Call 1-800-637-6576 any business day
                from 9 a.m. to 5 p.m. Eastern time (TDD required).

[GRAPHIC]       MFS MAILING ADDRESS

                MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

                WEB SITE
                http://www.mfs.com

A WORD ABOUT MFS PRODUCTS AND SERVICES

MAKING ADDITIONAL INVESTMENTS AT YOUR CONVENIENCE

There are several easy ways to make additional single investments of at least
$50:

        - send a check with the lower portion of your account statement

        - contact your financial adviser to purchase shares on your behalf

        - wire additional investments through your bank; call us first for instructions

MAKING ADDITIONAL INVESTMENTS AUTOMATICALLY

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar-cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost averaging programs. See the prospectus for further details. Dollar-cost averaging does not assure a profit or avoid a loss.

THE AUTOMATIC INVESTMENT PLAN offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

THE AUTOMATIC EXCHANGE PLAN automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.



 A HYPOTHETICAL EXAMPLE OF AN AUTOMATIC MONTHLY INVESTING COMPOUNDING AT 8% A YEAR
Amount          5 Years        10         15          20           25
-----------------------------------------------------------------------
$ 50             3,671        9,064     16,989      28,633       45,742
$ 75             5,506       13,596     25,483      42,950       68,613
$100             7,341       18,128     33,978      57,266       91,484
$200            14,683       38,257     67,956     114,532      182,968


For illustration only. Not indicative of future performance of any MFS fund.

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

THE MFS FAMILY OF FUNDS*
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

STOCK
----------------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS[Registered Trademark] Capital Growth Fund
MFS[Registered Trademark] Emerging Growth Fund
MFS[Registered Trademark] Gold & Natural Resources Fund
MFS[Registered Trademark] Growth Opportunities Fund
MFS[Registered Trademark] Managed Sectors Fund
MFS[Registered Trademark] OTC Fund
MFS[Registered Trademark] Research Fund
MFS[Registered Trademark] Value Fund

STOCK AND BOND
----------------------------------------------------------------
MFS[Registered Trademark] Total Return Fund
MFS[Registered Trademark] Utilities Fund

BOND
----------------------------------------------------------------
MFS[Registered Trademark] Bond Fund
MFS[Registered Trademark] Government Mortgage Fund
MFS[Registered Trademark] Government Securities Fund
MFS[Registered Trademark] High Income Fund
MFS[Registered Trademark] Intermediate Income Fund
MFS[Registered Trademark] Strategic Income Fund

LIMITED MATURITY BOND
----------------------------------------------------------------
MFS[Registered Trademark] Government Limited Maturity Fund
MFS[Registered Trademark] Limited Maturity Fund
MFS[Registered Trademark] Municipal Limited Maturity Fund

WORLD
----------------------------------------------------------------
MFS[Registered Trademark]/Foreign & Colonial Emerging Markets
  Equity Fund
MFS[Registered Trademark]/Foreign & Colonial International
  Growth Fund
MFS[Registered Trademark]/Foreign & Colonial International
  Growth and Income Fund
MFS[Registered Trademark] World Asset Allocation Fund[Trademark] MFS[Registered Trademark] World Equity Fund
MFS[Registered Trademark] World Governments Fund
MFS[Registered Trademark] World Growth Fund
MFS[Registered Trademark] World Total Return Fund

NATIONAL TAX-FREE BOND
----------------------------------------------------------------
MFS[Registered Trademark] Municipal Bond Fund
MFS[Registered Trademark] Municipal High Income Fund
MFS[Registered Trademark] Municipal Income Fund

STATE TAX-FREE BOND
----------------------------------------------------------------
Alabama, Arkansas, California, Florida
Georgia, Maryland, Massachusetts,
Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee,
Virginia, West Virginia

MONEY MARKET
----------------------------------------------------------------
MFS[Registered Trademark] Cash Reserve Fund
MFS[Registered Trademark] Government Money Market Fund
MFS[Registered Trademark] Money Market Fund

MFS[Registered Trademark] WORLD ASSET ALLOCATION FUND[Trademark]

TRUSTEES                                                        ASSISTANT TREASURER
A. Keith Brodkin* - Chairman and President                      James O. Yost*

Richard B. Bailey* - Private Investor;                          SECRETARY
Former Chairman and Director (until 1991),                      Stephen E. Cavan*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                          ASSISTANT SECRETARY
Cambridge Trust Company                                         James R. Bordewick, Jr.*

Marshall N. Cohan - Private Investor                            CUSTODIAN
                                                                Investors Bank & Trust Company
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                          AUDITOR
Professor of Surgery, Harvard Medical School                    Ernst & Young LLP

The Hon. Sir J. David Gibbons, KBE - Chief                      INVESTOR INFORMATION
Executive Officer, Edmund Gibbons, Ltd.;                        For MFS stock and bond market outlooks, call
Chairman, Bank of N.T. Butterfield & Son ltd.                   toll free: 1-800-637-4458 anytime from a
                                                                touch-tone telephone.
Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc.                  For information on MFS mutual funds,
(investment advisers)                                           call your financial adviser or, for an
                                                                information kit, call toll free:
Walter E. Robb, III - President and Treasurer,                  1-800-637-2929 any business day from
Benchmark Advisers, Inc. (corporate financial                   9 a.m. to 5 p.m. Eastern time (or leave
consultants); President, Benchmark Consulting                   a message anytime).
Group, Inc. (office services); Trustee, Landmark
Funds (mutual funds)                                            INVESTOR SERVICE
                                                                MFS Service Center, inc.
Arnold D. Scott* - Senior Executive Vice                        P.O. Box 2281
President, Director and Secretary,                              Boston, MA 02107-9906
Massachusetts Financial Services Company
                                                                For general information, call toll free:
Jeffrey L. Shames* - President and Director,                    1-800-225-2606 any business day from
Massachusetts Financial Services Company                        8 a.m. to 8 p.m. Eastern time.

J. Dale Sherratt - President, Insight Resources,                For service to speech- or hearing-impaired, call
Inc. (acquisition planning specialists)                         toll free: 1-800-637-6576 any business day
                                                                from 9 a.m. to 5 p.m. Eastern time. To use
Ward Smith - Former Chairman (until 1994), NACCO                this service, your phone must be equipped with
Industries; Director, Sundstrand                                a Telecommunications Device for the Deaf.
Corporation
                                                                For share prices, account balances and
INVESTMENT ADVISER                                              exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company                        (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                             telephone.
Boston, MA 02116-3741
                                                                WEB SITE
DISTRIBUTOR                                                     http://www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street                                             [GRAPHIC] For the second year in a row, MFS earned a #1
Boston, MA 02116-3741                                           ranking in DALBAR, Inc.'s Broker/Dealer Survey, Main Office
                                                                Operations Service Quality category. The firm achieved a 3.49
ASSET ALLOCATION COMMITTEE*                                     overall score - on a scale of 1 to 4 - in the 1995 survey. A total
A. Keith Brodkin                                                of 71 firms responded, offering input on the quality of service
Jeffery L. Shames                                               they receive from 36 mutual fund companies nationwide. The survey
John W. Ballen                                                  contained questions about service quality in 17 categories,
Leslie J. Nanberg                                               including knowledge of phone service contacts, accuracy of
James T. Swanson                                                transaction processing, and overall ease of doing business with the firm. The 1996 survey results were not available at the time
TREASURER                                                       of this printing.
W. Thomas London*

* Affiliated with the Investment Adviser




  MFS[REGISTERED TRADEMARK] WORLD       [LOGO]
  ASSET ALLOCATION                                                                                       ----------------------
  FUND[SERVICEMARK]                                                                                      BULK RATE
  500 Boylston Street                                                                                    U.S. POSTAGE
  Boston, MA 02116                                                                                       PAID
  [LOGO]                                                                                                 PERMIT #55638
                                                                                                         ----------------------

(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MAA-2 10/96 28.5M 88/288/388